Exhibit 13

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rhodia S.A. (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2006	/S/ JEAN-PIERRE CLAMADIEU
Jean-Pierre Clamadieu Chief Executive Officer

Date: April 10, 2006	/S/ PASCAL BOUCHIAT
Pascal Bouchiat Group Executive Vice President and Chief Financial Officer